Exhibit 10.28

 AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT  (this “Amendment”) is entered into as of this 22nd day of September, 2011 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”) and STANRIC, INC., a Delaware corporation (“SI” and SMP are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), SMP MOTOR PRODUCTS, LTD., a corporation amalgamated under the laws of Canada (“SMP Canada” and together with Borrowers, each a “Credit Party”, and collectively, “Credit Parties”),  the lenders who are party to the Credit Agreement (defined below) (“Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders (“Agent”), BANK OF AMERICA, N.A., for itself, as Lender and as a Co-Syndication Agent, WELLS FARGO CAPITAL FINANCE, LLC, for itself, as Lender and as a Co-Syndication Agent, and JPMORGAN CHASE BANK, N. A., for itself, as a Lender and as Documentation Agent.

WHEREAS, Credit Parties, Agent and Lenders are parties to a Third Amended and Restated Credit Agreement dated as of November 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2.           Amendments to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

  (a)          Annex A to the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

 “Amendment No. 1” shall mean Amendment No. 1 to Third Amended and Restated Credit Agreement dated September 22, 2011, by and among Credit Parties, Agent and Lenders.

 “Amendment No. 1 Effective Date” shall mean the date upon which the conditions precedent contained in Section 3 of Amendment No. 1 have been satisfied.

  (b)          The definition of “Commitment Termination Date” appearing in Annex A to the Credit Agreement is hereby amended by deleting the date “March 20, 2014” appearing therein and inserting the date “March 20, 2015” in lieu thereof.

  (c)          The definition of “LIBOR Rate” appearing in Annex A to the Credit Agreement is hereby amended by deleting the text “; provided that at no time shall the LIBOR Rate be less than the LIBOR Rate for a three month LIBOR Period determined on the second full LIBOR Business Day next preceding the first day of such LIBOR Period” appearing therein and  inserting the text “.” in lieu thereof.

  (d)          Section 1.5(a)(iii) of the Credit Agreement is hereby amended by amending and restating the tables appearing therein as follows:

If Excess Formula Availability is:	Level of Applicable Margins
<$40 Million	Level I
>$40 Million but ≤$60 Million	Level II
>$60 Million	Level III

Applicable Margins
	Level I	Level II	Level III
Applicable Revolver Index Margin	1.25%	1.00%	0.75%
Applicable Revolver LIBOR Margin	2.25%	2.00%	1.75%
Applicable L/C Fee Margin	2.25%	2.00%	1.75%
Applicable Unused Line Fee Margin	0.375%	0.375%	0.50%

  (e)          Section 6.1 of the Credit Agreement is hereby amended by:

 (i)           amending and restating the last sentence of the first paragraph thereof in its entirety as follows:

“Notwithstanding the foregoing clause (b), any Borrower, may acquire or, subject to the last sentence of this Section 6.1, form a Subsidiary to acquire, all or a material portion of the assets or Stock of any Person in a single transaction or in a series of related transactions (the “Target”) (in each case, a “Permitted Acquisition”) subject to the satisfaction of each of the following conditions:”

 (ii)          deleting the dollar amount “$25,000,000” appearing in subclause (i) thereof and inserting the dollar amount “$50,000,000” in lieu thereof.

 (iii)         deleting the dollar amount “$7,500,000” appearing in subclause (iv) thereof and inserting the dollar amount “$10,000,000” in lieu thereof.

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 (iv)        amending and restating subclause (vi) thereof in its entirety as follows:

“(vi)   at the time of such Permitted Acquisition and after giving effect thereto, (x) Borrowing Availability of all Borrowers exceeds (1) $20,000,000 for any Permitted Acquisition involving a purchase price consideration of $25,000,000 or less and (2) $50,000,000 for any Permitted Acquisition involving a purchase price consideration in excess of $25,000,000 and (y) no Default or Event of Default has occurred and is continuing.

 (v)          inserting a new subclause (vii) at the end thereof as follows:

“(vii) with respect to any Permitted Acquisition involving a purchase price consideration in excess of $25,000,000 (x) after giving effect to such Permitted Acquisition and for a period of thirty (30) consecutive days after giving effect thereto, Borrowing Availability for all Borrowers exceeds $50,000,000 and (y) Borrowers shall have a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00 as of the last Fiscal Quarter  for the 12-month period then ended.”

  (f)           Section 6.14(ii)(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

 “(x) the aggregate cash utilized to effectuate such purchases or redemptions shall not exceed $5,000,000 in any calendar year,”

3.           Conditions of Effectiveness.  This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

  (a)          Agent shall have received four (4) copies of this Amendment executed by Credit Parties and Lenders;

  (b)          Agent shall have received four (4) fully executed copies of Amendment No. 7 to the Canadian Loan Agreement;

  (c)          Agent shall have received the fees set forth in that certain fee letter executed by Borrowers on or about the date hereof in connection with this Amendment;

  (d)          Each Lender which executes this Amendment shall have received a closing fee in the amount of 0.10% of its Commitment which fee shall be deemed fully earned by such Lender and non-refundable upon the effectiveness of this Amendment; and

  (e)          Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

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4.           Representations and Warranties.  Credit Parties hereby represent and warrant as follows:

  (a)          This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Credit Parties and are enforceable against Credit Parties in accordance with their respective terms.

  (b)          Upon the effectiveness of this Amendment, each Credit Party hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment No. 1 Effective Date.

  (c)          No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

  (d)          Credit Parties have no defense, counterclaim or offset with respect to the Credit Agreement.

5.           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Effect on the Credit Agreement.  All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.           Counterparts; Facsimile.  This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Any signature delivered by a party by pdf or facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

CREDIT PARTIES:

STANDARD MOTOR PRODUCTS, INC.

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

STANRIC, INC.

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

SMP MOTOR PRODUCTS, LTD.

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

Signature page to Amendment No. 1 to Third Amended and Restated Credit Agreement - 2603815

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Agent and Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

WELLS FARGO CAPITAL FINANCE, LLC, as Co-Syndication Agent and a Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

JPMORGAN CHASE BANK, N.A.,
as Documentation Agent and a Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

(Signatures continued on next page)

Signature page to Amendment No. 1 to Third Amended and Restated Credit Agreement - 2603815

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

GE BUSINESS FINANCIAL SERVICES INC.,
as Lender

By:________________________________________________________
Name:______________________________________________________
Title:_______________________________________________________

Signature page to Amendment No. 1 to Third Amended and Restated Credit Agreement - 2603815